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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                         ------------------------------

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Certificate of Chief Executive Officer and Principal Financial Officer


ITEM 9.     REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Reliant Energy Resources Corp. filed as correspondence the certification attached hereto as Exhibit 99.1.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy Resources Corp. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RELIANT ENERGY RESOURCES CORP.



    Date:  August 14, 2002                    By: /s/ R. Steve Letbetter
                                                 ------------------------------
                                                 R. Steve Letbetter
                                                 President and
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER     EXHIBIT DESCRIPTION
       ------     -------------------

        99.1 Certificate of Chief Executive Officer and Principal Financial Officer


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